UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2021

NATURE’S SUNSHINE PRODUCTS, INC.
(Exact name of registrant specified in its charter)

Utah	001-34483	87-0327982
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
 2901 West Bluegrass Blvd., Suite 100
Lehi, Utah 84043
(Address of principal executive offices and zip code)

Registrant’s telephone, including area code:  (801) 341-7900

N/A
(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value	NATR	Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§203.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 2.02                                           Results of Operations and Financial Condition.

On March 10, 2021, Nature’s Sunshine Products, Inc. (the “Company”) issued a press release announcing financial results for the fourth quarter ended December 31, 2020. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information furnished pursuant to this Item 2.02 and the exhibit hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such filing.

The press release furnished herewith makes reference to non-GAAP financial information, which the Company's management believes assists management and investors in evaluating and comparing period-to-period results in a more meaningful and consistent manner. A reconciliation of GAAP to non-GAAP results is provided in the press release.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 8, 2021, the Board of Directors (the “Board”) of Nature’s Sunshine Products, Inc. (the “Company”) approved amendments to, and restated, the Company’s Amended and Restated Bylaws (as amended and restated, the “Bylaws”), which became effective immediately upon approval.

The changes to the Bylaws: (i) modify the advance notice provisions for proposals and nominations for annual and special meetings; (ii) require disclosure of additional information about a proponent that is relevant to the evaluation of a proposal or nomination, including ownership and any relevant agreements; (iii) implement new board nominee requirements applicable to all directors, including existing directors; and (iv) designate Utah courts as the exclusive forum for resolving intra-corporate disputes.

The foregoing description of the Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Bylaws, a copy of which is attached hereto as Exhibit 3.2 and incorporated herein by reference.

Item 8.01 Other Events.

Special Cash Dividend
On March 10, 2021, the Company issued a press release announcing that its Board of Directors approved the Company’s payment of a special cash dividend of $1.00 per share, payable on April 9, 2021, to shareholders of record on March 29, 2021.

A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01                                           Financial Statements and Exhibits.

Item No.	Exhibit
3.2	Amended and Restated Bylaws, dated March 8, 2021.
99.1	Press release issued by the Company, dated March 10, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATURE’S SUNSHINE PRODUCTS, INC.

Dated: March 10, 2021	By:	/s/ Nathan G. Brower
Nathan G. Brower, Executive Vice President, General Counsel and Secretary